ING Mutual Funds

ING International Growth Fund (“Fund”)

Supplement dated June 12, 2013

to the Fund’s Class I Prospectus dated February 28, 2013; and

to the Fund’s Class I

Summary Prospectus dated February 28, 2013

(each a “Prospectus” and collectively “Prospectuses”)

On May 23, 2013, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-advisers adding Lazard Asset Management LLC (“Lazard”) and J.P.Morgan Investment Management Inc. (“JPMorgan”) as additional sub-advisers to the Fund along with a change to the Fund’s name and principal investment strategies effective on or about July 1, 2013. Baillie Gifford Overseas Limited (“Baillie Gifford”) currently manages approximately 60% of the Fund’s assets and T. Rowe Price Associates, Inc. (“T. Rowe Price”) currently manages approximately 40% of the Fund’s assets. From the opening of business on June 17, 2013 through the close of business on June 30, 2013, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by Baillie Gifford and T. Rowe Price and may hold a large portion of these assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Beginning on or about July 1, 2013, Baillie Gifford, JPMorgan, Lazard and T. Rowe Price will be the Fund’s sub-advisers.  Baillie Gifford will manage approximately 30% of the Fund’s assets, JPMorgan will manage approximately 20% of the Fund’s assets, Lazard will manage approximately 30% of the Fund’s assets, and T. Rowe Price will manage approximately 20% of the Fund’s assets. In conjunction with the change with respect to the Fund’s sub-advisers Gerd Woort-Menker will be added as a portfolio manager for the portion of the Fund’s assets allocated to JPMorgan and Michael Bennett, Michael Fry, Kevin Matthews, Michael Powers, and John Reinsberg will be added as portfolio managers for the portion of the Fund’s assets allocated to Lazard.

Beginning on or about July 1, 2013, the Fund’s Prospectuses are hereby revised as follows:

1.                                      All references to “ING International Growth Fund” are hereby deleted and replaced with “ING Multi-Manager International Equity Fund.”

2.                                      The subsection entitled “Fees and Expenses of the Fund — Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

On or about July 1, 2013, J.P.Morgan Investment Management Inc. (“JPMorgan”) and Lazard Asset Management LLC (“Lazard”) will be added as additional sub-advisers to the Fund.  Baillie Gifford Overseas Limited (“Baillie Gifford”) currently manages approximately 60% of the Fund’s assets and T. Rowe Price Associates, Inc. (“T. Rowe Price”) currently manages approximately 40% of the Fund’s assets. From the opening of business on June 17, 2013 through the close of business on June 30, 2013, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by Baillie Gifford and T. Rowe Price which will result in buy and sell transactions.  These transactions will likely cause an increase in the Fund’s portfolio turnover rate. These transactions could result in the realization of taxable gains or losses for the Fund. In addition, these transactions will result in transaction costs which will ultimately be borne by shareholders.

3.                                      The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.  The Fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The Fund does not focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, and privately placed securities. The Fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The Fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the Fund.

The Fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts.

The Fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Baillie Gifford Overseas Limited (“Baillie Gifford”), J.P.Morgan Investment Management Inc. (“JPMorgan”), Lazard Asset Management LLC (“Lazard”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodologies for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its total assets.

Baillie Gifford Overseas Limited

In selecting investments for the Fund, Baillie Gifford normally takes into account the industry and country allocations in the Morgan Stanley Capital International - Europe, Australasia, and Far East® (“MSCI EAFE®”) Index. A significant part of the assets will normally be divided among continental Europe, the United Kingdom, and Asia (including Australia and New Zealand). Country allocation, however, is driven by stock selection. Baillie Gifford invests in companies that it believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. Baillie Gifford’s investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that it believes can sustain an above-average growth rate, which is not reflected in the share price.

Companies are screened for quality first; valuation is a secondary consideration. Baillie Gifford looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that Baillie Gifford considers in this bottom-up analysis include earnings growth, cash flow growth, profitability, capital structure, and valuation.

J.P.Morgan Investment Management Inc.

In choosing securities, JPMorgan seeks to provide high total return by investing primarily in equity securities from developed countries included in the Morgan Stanley Capital International - Europe, Australasia and Far East (“MSCI EAFE”) Value Index while emphasizing securities that are ranked as undervalued according to its proprietary research while underweighting or avoiding those that appear over-valued. JPMorgan employs a process that combines fundamental research for identifying portfolio securities and currency management decisions. Various models are used to quantify JPMorgan’s fundamental stock research, producing a ranking of companies in each industry group according to their relative value. JPMorgan then buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including: (i) value characteristics such as low price-to-book and price-to-earnings ratios; (ii) catalysts that could trigger a change in a stock’s price; (iii) potential reward compared to potential risk; and (iv) temporary mispricings caused by market overreactions.

Lazard Asset Management LLC

In choosing securities, Lazard normally invests in large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) that Lazard believes are undervalued based on their earnings, cash flow or asset values. Lazard looks for established companies in economically developed countries and may invest in securities of companies whose principal business activities are located in emerging market countries.

T. Rowe Price Associates, Inc.

While T. Rowe Price invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of T. Rowe Price’s decision making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects. Stock selection reflects a growth style. T. Rowe Price relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies it believes are capable of achieving and sustaining above-average, long-term earnings growth. T. Rowe Price seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, T. Rowe Price generally favors companies that it believes have one or more of the following characteristics: leading or improving market position; attractive business niche; attractive or improving franchise or industry position; seasoned management; stable or improving earnings and/or cash flow; and sound or improving balance sheet. T. Rowe Price typically focuses investments in large-sized, and to a lesser extent, medium-sized, companies.

4.                                      The section entitled “Principal Risks” of the summary section of the Fund’s Prospectuses is hereby deleted and replaced with the following:

PRINCIPAL RISKS

You could lose money on an investment in the Fund.  Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company. The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities. Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets.  Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Growth Investing. Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Investment Model. The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization. Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing. Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

5.                                      The section entitled “Performance Information — Average Annual Total Returns” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns % (1)

(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I before taxes	%	20.37	2.76	N/A	01/06/11
After tax on distributions	%	20.18	2.56	N/A	—
After tax on distributions with sale	%	13.73	2.41	N/A	—
MSCI EAFE® Index (2)%		17.32	1.83	N/A	—
MSCI ACW IndexSM Ex-U.S. (2)%		16.83	0.62	N/A	—

(1)         On or about July 1, 2013, Lazard Asset Management LLC and J.P.Morgan Investment Management Inc. were added as additional sub-advisers to the Fund along with changes to the Fund’s name and principal investment strategies.

(2)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

6.                                      The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

From the opening of business on June 17, 2013 through the close of business on June 30, 2013, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of two new Sub-Advisers: J.P.Morgan Investment Management Inc. and Lazard Asset Management LLC.  Effective July 1, 2013, the following serve as adviser, sub-advisers, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT
Investment Adviser
ING Investments, LLC

Sub-Adviser	Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan	Joe Faraday
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)
Iain Campbell	Paul Faulkner
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)

Sub-Adviser	J.P.Morgan Investment Management Inc.

Portfolio Manager
Gerd Woort-Menker
Portfolio Manager (since 07/13)

Sub-Adviser	Lazard Asset Management LLC

Portfolio Managers
Michael G. Fry	Michael Powers
Portfolio Manager (since 07/13)	Portfolio Manager (since 07/13)
Michael A. Bennett	John R. Reinsberg

Portfolio Manager (since 07/13)	Portfolio Manager (since 07/13)
Kevin Matthews
Portfolio Manager (since 07/13)

Sub-Adviser	T. Rowe Price Associates, Inc.

Portfolio Manager
Robert W. Smith
Portfolio Manager (since 01/11)

7.                                      The subsection entitled “Management of the Funds — ING Multi-Manager International Equity Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

ING Multi-Manager International Equity Fund

The Multi-Manager Approach

Baillie Gifford Overseas Limited, J.P.Morgan Investment Management Inc., Lazard Asset Management LLC and T. Rowe Price Associates, Inc. are the sub-advisers of ING Multi-Manager International Equity Fund.  Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management among the four sub-advisers. Subsequent inflows and outflows will be allocated among the four sub-advisers to maintain this allocation.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited (“BG Overseas” or “Sub-Adviser”) is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients.  It is one of the largest independently owned investment management firms in the United Kingdom which, as of March 31, 2013 had approximately $141.6 million in assets under management. The principal address of BG Overseas is Calton Square, 1Greenside Row, Edinburgh, EH1 3AN, Scotland. As of March 31, 2013, BG Overseas had assets under management of over $86.1 million.

The following individuals are jointly responsible for the day-to-day management of ING Multi-Manager International Equity Fund’s assets allocated to BG Overseas.

Gerard Callahan, Portfolio Manager, is head of the UK equity team and is a partner of Baillie Gifford & Co. where he has worked since 1991.

Iain Campbell is a Portfolio Manager on the Developed Asia equity team. Before joining Baillie Gifford in 2004, he worked for Goldman Sachs from 2000 to 2002 in the investment banking division.

Joe Faraday, CFA, is a Portfolio Manager on the Emerging Markets equity team. He joined Baillie Gifford in 2002 and has prior worked on the European, North American, and developed Asian equity teams.

Paul Faulkner, CFA, is a Portfolio Manager on the European equity team. He joined Baillie Gifford in 2000.

J.P.Morgan Investment Management Inc.

J.P.Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of March 31, 2013, JPMorgan and its affiliates had approximately $1.5 trillion in assets under management.

The following individual is responsible for the day-to-day management of ING Multi-Manager International Equity Fund’s assets allocated to JPMorgan.

Gerd Woort-Menker, CFA, managing director and portfolio manager in the Global Equities Team, joined JPMorgan in 1987.  He currently manages international and global equity portfolios.

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”) is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (“LF&Co.”), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC.  Lazard Asset Management LLC is owned by LF&Co.  Lazard’s principal office is located at 30 Rockefeller Plaza, New York, New York 10112.

As of March 31, 2013, Lazard managed approximately $155.7 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING Multi-Manager International Equity Fund’s assets allocated to Lazard.

Michael G. Fry, managing director and portfolio manager/analyst with Lazard Asset Management Limited (London), is also a portfolio manager/analyst on various global and international equity teams. He joined Lazard in 2005.

Michael A. Bennett, managing director and portfolio manager/analyst with Lazard Asset Management LLC (New York), is a portfolio manager/analyst on various international and global equity teams. He joined Lazard in 1992.  Currently, Mr. Bennett also coordinates the activities of Lazard Asset Management’s Investment Council.

Kevin Matthews, Portfolio Manager/Analyst on the International Equity and International Equity Select teams, joined Lazard in 2001.

Michael Powers, managing director and portfolio manager/analyst with Lazard Asset Management LLC (New York), is a portfolio manager/analyst on the global and international equity teams. He joined Lazard in 1990.

John R. Reinsberg, Deputy Chairman of International and Global Strategies with Lazard Asset Management LLC (New York) and is responsible for oversight of the firm’s international and global strategies as well as being a portfolio manager/analyst on the global equity and international equity teams. He joined Lazard in 1992.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the l late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of March 31, 2013, the firm and its affiliates managed over $617.4 billion in assets.

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd. (“TRPI Ltd”), an affiliated investment adviser. The principal address of TRPI Ltd is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.

The following individual is responsible for the day-to-day management of ING Multi-Manager International Equity Fund’s assets allocated to T. Rowe Price.

Robert W. Smith, Chairman, joined T. Rowe Price in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International and has been chairman of the committee since then.

Historical sub-adviser/name and strategies information:

Effective Date	Fund Name	Sub-Adviser
07/01/13	ING Multi-Manager International Equity Fund	J.P.Morgan Investment Management Inc. and Lazard Asset Management LLC were added as additional Sub-Advisers*
Since Inception	ING International Growth Fund	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.

* The addition of the two additional sub-advisers resulted in a change to the Fund’s principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Mutual Funds

ING International Growth Fund (“Fund”)

Supplement dated June 12, 2013

to the Fund’s Class I Statement of Additional Information (“SAI”)

dated February 28, 2013

On May 23, 2013, the Fund’s Board of Trustees (“Board”) approved a change with respect to the Fund’s sub-advisers adding Lazard Asset Management LLC (“Lazard”) and J.P.Morgan Investment Management Inc. (“JPMorgan”) as additional sub-advisers to the Fund along with a change to the Fund’s name and principal investment strategies effective on or about July 1, 2013. Baillie Gifford Overseas Limited (“Baillie Gifford”) currently manages approximately 60% of the Fund’s assets and T. Rowe Price Associates, Inc. (“T. Rowe Price”) currently manages approximately 40% of the Fund’s assets. From the opening of business on June 17, 2013 through the close of business on June 30, 2013, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the Fund’s assets currently managed by Baillie Gifford and T. Rowe Price and may hold a large portion of these assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Beginning on or about July 1, 2013, Baillie Gifford, JPMorgan, Lazard and T. Rowe Price will be the Fund’s sub-advisers.  Baillie Gifford will manage approximately 30% of the Fund’s assets, JPMorgan will manage approximately 20% of the Fund’s assets, Lazard will manage approximately 30% of the Fund’s assets, and T. Rowe Price will manage approximately 20% of the Fund’s assets. In conjunction with the change with respect to the Fund’s sub-advisers Gerd Woort-Menker will be added as a portfolio manager for the portion of the Fund’s assets allocated to JPMorgan and Michael Bennett, Michael Fry, Kevin Matthews, Michael Powers, and John Reinsberg will be added as portfolio managers for the portion of the Fund’s assets allocated to Lazard.

Beginning on or about July 1, 2013, the Fund’s SAI is hereby revised as follows:

1.                                      All references to “ING International Growth Fund” and “International Growth” are hereby deleted and replaced with “ING Multi-Manager International Equity Fund” and “Multi-Manager International Equity,” respectively.

2.                                      The line item with respect to the Fund in the table of the section entitled “Adviser” is hereby deleted and replaced with the following:

Fund	Sub-Adviser
ING Multi-Manager International Equity Fund	Baillie Gifford Overseas Limited (“BG Overseas”) J.P.Morgan Investment Management Inc. (“JPMorgan”) Lazard Asset Management LLC (“Lazard”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”)

3.                                      Footnote 1 to the first table of the subsection entitled “Advisers — Advisory Fees” of the Fund’s SAI is amended to include the following:

Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for ING International Small Cap Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction through March 1, 2014. There is no guarantee this waiver will continue after that date. This waiver agreement will only renew if the Adviser elects to renew it. In addition, pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for International Value Fund so that the advisory fee payable to the Adviser will be waiver in amounts equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction through March 1, 2014 for the Fund.  There is no guarantee this waiver will continue after that date.  The waiver agreement will only renew if the adviser elects to renew it. Also, pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for ING Multi-Manager International Equity Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction through March 1, 2015. There is no guarantee this waiver will continue after that date. The waiver agreement will only renew if the Adviser elects to renew it.

4.                                      The section entitled “Sub-Advisers — Sub-Advisory Agreements — International Growth Fund” is hereby deleted in its entirety and replaced with the following:

Multi-Manager International Equity Fund

Pursuant to a Sub-Advisory Agreement dated May 13, 2013 between the Adviser and BG Overseas, a Sub-Advisory Agreement dated May 13, 2013 between the Adviser and T. Rowe Price, a Sub-Advisory Agreement dated May 13, 2013 between the Adviser and JPMorgan, and a Sub-Advisory Agreement dated July 1, 2013 between the Adviser and Lazard, BG Overseas, JPMorgan, Lazard, and T. Rowe Price serve as Sub-Advisers to Multi-Manager International Equity Fund.  The four sub-advisers act independently of each other and use their own methodology for selecting investments.  In this capacity, BG Overseas, JPMorgan, Lazard and T. Rowe Price, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments consistently with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time.  BG Overseas is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.  JPMorgan is located at 270 Park Avenue, New York, NY 10017, Lazard is located at 30 Rockefeller Plaza, 55th Floor, New York, NY 10112 and T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.  T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International, Ltd (“TRPI Ltd”), an affiliated investment adviser located at 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.

2

4.                                      The line item with respect to the Fund in the table of the section entitled “Sub-Advisory Fees” is deleted and replaced with the following:

Fund	Annual Sub-Advisory Fee
Multi-Manager International Equity

BG Overseas
0.55% on the first $50 million of the Fund’s average daily net assets managed by BG Overseas;
0.50% on the next $50 million of the Fund’s average daily net assets managed by BG Overseas;
0.40% on the next $300 million of the Fund’s average daily net assets managed by BG Overseas; and 0.30% of the Fund’s average daily net assets managed by BG Overseas in excess of $400 million.

In addition, the Adviser is contractually obligated to pay BG Overseas an annual minimum fee of $150,000.

JPMorgan
0.400% on all assets managed by JPMorgan.

Lazard
0.400% on the first $300 million of the Fund’s daily net assets managed by Lazard;
0.350% on the next $200 million of the Fund’s daily net assets managed by Lazard; and
0.300% of the Fund’s average daily net assets managed by Lazard in excess of $500 million.

T. Rowe Price(1),(2)
Assets managed by T. Rowe Price up to $250 million:
0.650% on the first $50 million of the Fund’s average daily net assets managed by T. Rowe Price; and
0.500% on the next $200 million of the Fund’s average daily net assets managed by T. Rowe Price.
When assets exceed $250 million, fees reset to:
0.450% of the Fund’s average daily net assets managed by T. Rowe Price;
When assets managed by T. Rowe Price exceed $1 billion, fees reset to: 0.425% of the Fund’s average daily net assets.

5.                                      The subsection entitled “Portfolio Managers — International Growth Fund” is hereby amended to include the following:

ING Multi-Manager International Equity Fund

From the opening of business on June 17, 2013 through the close of business on June 30, 2013, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of two new Sub-Advisers: J.P.Morgan Investment Management Inc. and Lazard Asset Management LLC.  Effective July 1, 2013, the following serve as sub-advisers to the Fund:

Sub-Advised by BG Overseas, JPMorgan, Lazard, and T. Rowe Price

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JPMorgan

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gerd Woort-Menker	13	$6,921,452,000	5	$1,045,272,000	1	$65,319,000

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes.  Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios.  Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain other accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain other accounts.  This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions.  In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in other accounts, the portfolio managers have personal investments in other accounts or the other accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans.  Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies.  Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts.  IPOs, in particular, are frequently of very limited availability.

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JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.  If JPMorgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures designed to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith

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judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Manager

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

The portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one-, three- and five- year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of March 31, 2013 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Gerd Woort-Menker	None

Lazard

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of March 31, 2013:

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	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Michael Bennett	10	$5,962,245,360	(1)	7	$406,803,098		249	$14,779,456,437	(2)
Michael Fry	9	$4,472,484,728	(1)	5	$178,990,549		203	$10,580,987,701	(2)
Kevin Matthews	7	$4,273,114,690	(1)	1	$33,900,559		170	$9,037,087,428	(2)
Michael Powers	9	$4,472,484,728	(1)	5	$178,990,549		203	$10,580,987,701	(2)
John Reinsberg	7	$3,036,751,672		5	$357,613,181	(3)	72	$9,055,004,440

(1)         One of these accounts with total assets of $2,791,709,776 is subject to a performance fee.

(2)         One of these accounts with total assets of $84,500,314 is subject to a performance fee.

(3)         Two of these accounts with total assets of $95,900,073 are subject to a performance fee.

Potential Material Conflicts of Interest

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s component strategies (collectively, “Similar Accounts”), the Sub-Adviser has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of the Sub-Adviser’s management of the Fund and Similar Accounts, including the following:

1. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Sub-Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Sub-Adviser’s overall allocation of securities in that offering, or to increase the Sub-Adviser’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Sub-Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of a fund focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations.

2. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of

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the Sub-Adviser. Although the Sub-Adviser does not track each individual portfolio manager’s time dedicated to each account, the Sub-Adviser periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table entitled Other Accounts Managed, most of the portfolio managers of the Funds manage a significant number of Similar Accounts in addition to the Fund managed by them.

3. Generally, the Sub-Adviser and/or some or all of the Fund’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

4. The portfolio managers noted in the table above entitled Other Accounts Managed manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Sub-Adviser an incentive to favor such Similar Accounts over the corresponding Fund. In addition, certain hedge funds managed by the Sub-Adviser (but not the Fund’s portfolio managers) may also be permitted to sell securities short. When the Sub-Adviser engages in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Sub-Adviser has procedures in place to address these conflicts.

Compensation Structure of Portfolio Managers

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

•       Performance relative to benchmark

•       Performance relative to applicable peer group

•       Absolute return

•       Assets under management

The qualitative compensation factors include:

•       Leadership

•       Mentoring

•       Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. We believe that key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Lazard’s employees are the firm’s single most valuable resource and Lazard dedicates significant

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energy to ensuring that it attracts, develops, and retains the best available talent to the benefit of clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

Performance Evaluation

Lazard takes performance evaluation very seriously. All investment teams are reviewed by Global Risk Management as well as the Oversight Committee, which is the management body for our investment platform. The Oversight Committee, together with senior management, will spend additional time with investment teams that are underperforming relative to their benchmark and/or applicable peer group to evaluate the reasons for underperformance and overall adherence with their process. Where appropriate, Lazard will consider making improvements and potentially changes to the team or the strategy based on the individual facts and circumstances.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio managers as of March 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Michael Bennett	None
Michael Fry	None
Kevin Matthews	None
Michael Powers	None
John Reinsberg	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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